THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 12, 2004 is by and among CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and its subsidiaries party hereto (the Company and its subsidiaries are collectively referred to herein as the “Loan Parties” and individually referred to herein as a “Loan Party”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Banks”), and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, as agent on behalf of the Banks (in such capacity, the “Agent”).

RECITALS

        A.        The Loan Parties, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 14, 2003 (as amended, modified, restated, or replaced from time to time, the “Credit Agreement”), pursuant to which the Banks agreed, subject to the terms thereof, to extend credit to the Loan Parties.

        B.        The parties hereto now desire to amend the Credit Agreement as set forth herein.

TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        ARTICLE I. AMENDMENT. Upon the conditions set forth in Article III being fulfilled, the Credit Agreement shall be amended as follows:

        1.1     The definition of the term “Revolving Commitment Amount” set forth in Section 1.1 of the Credit Agreement is amended by deleting the reference to “Nine Million Dollars ($9,000,000)” appearing therein and inserting “Nine Million Five-Hundred Thousand Dollars ($9,500,000)” in place thereof.

        1.2     The Loan Parties shall execute and deliver to the Bank an Amended and Restated Revolving Note in the form attached hereto as Exhibit A, in substitution for the Revolving Note delivered pursuant to the Credit Agreement.

        1.3     Schedules 9.6, 9.17, and 9.18 of the Credit Agreement are amended and restated in full as set forth in, respectively, Schedules 9.6, 9.17, and 9.18 attached hereto.

        ARTICLE II. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties represents and warrants to the Agent and the Banks that:

        2.1     The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary corporate or company action, as the case may be, and are not in contravention of any law, rule, or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of its Certificate of Incorporation or Articles of Organization, as the case may be, or By-laws or Operating Agreement, as the case may be, or of any contract or undertaking to which it is a party or by which it or its properties is or may be bound.

        2.2     This Amendment is the legal, valid, and binding obligation of each Loan Party, enforceable against it in accordance with the respective terms hereof.

        2.3     After giving effect to the amendments herein contained, the representations and warranties contained in Section 9 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        2.4     No Event of Default or Unmatured Event of Default exists or has occurred or is continuing on the date hereof.

        ARTICLE III. CONDITIONS OF EFFECTIVENESS.  This Amendment shall not become effective until each of the following has been satisfied:

        3.1     This Amendment shall have been executed by the Loan Parties, the Agent, and the Banks.

        3.2     The Loan Parties shall furnish to the Agent certified copies of the resolutions of the Board of Directors or the members, as the case may be, of the Loan Parties approving this Amendment, and of all documents evidencing other necessary corporate or company action, as the case may be, and governmental approvals, if any, with respect to this Amendment.

        3.3     The Loan Parties shall furnish to the Agent such other approvals, opinions, or documents as the Agent may reasonably request.

        3.4     The Loan Parties shall furnish to the Agent an executed original of the Amended and Restated Revolving Note described in Section 1.2 hereof.

        ARTICLE IV. MISCELLANEOUS.

        4.1     From and after the date of this Amendment, references in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” and the “Revolving Note” shall be deemed to be references to the Credit Agreement and the Revolving Note as each have been amended hereby and as further amended from time to time.

        4.2     The Loan Parties acknowledge and agree that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent or any of the Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Loan Parties represent and warrant that they have no claims or causes of action against the Agent or any of the Banks.

        4.3     If any of the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment, or if any representation or warranty made by any Loan Party in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

        4.4     Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement, the Notes, the Loan Documents, and all other documents and agreements executed by the Loan Parties in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect, and that they have no set off, counterclaim, or defense with respect to any of the foregoing.

        4.5     Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        4.6     This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to conflicts of law principles of such State.

        4.7     This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

        [Balance of page intentionally remains blank.]

        IN WITNESS WHEREOF, the parties below have caused this Amendment to be executed and delivered as of the date first written above.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

MITO PLASTICS, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

BANK ONE, NA, for itself and as Agent By: /s/ Sommer M. Gillow ——————————————
Its: Vice President ——————————————

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING NOTE

AMENDED AND RESTATED REVOLVING NOTE

$9,500,000	Grand Rapids, Michigan

February __, 2004

        FOR VALUE RECEIVED, on or before the Termination Date (or, if such day is not a Business Day, on the next following Business Day), the undersigned, Clarion Technologies, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (herein, the “Subsidiaries”, together with the Company and their respective successors and assigns, called the “Loan Parties”), jointly and severally, promise to pay to the order of Bank One, NA, a national banking association with its main office in Chicago, Illinois (herein, together with its successors and assigns, called the “Bank”), the maximum principal sum available of Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the undersigned pursuant to an Amended and Restated Credit Agreement dated as of April 14, 2003 among the Loan Parties, the financial institutions, including the Bank, that are or from time to time may become parties thereto, and Bank One, NA, a national banking association with its main office in Chicago, Illinois, as agent (herein, as the same may be amended, modified or supplemented from time to time, including any agreement entered into in replacement thereof, called the “Credit Agreement”) as shown in the Bank’s records.

        The Loan Parties further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Agent’s office at 200 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503, or at such other place as may be designated by the Agent to the Loan Parties in writing.

        This Amended and Restated Revolving Note (herein called this “Note”) amends, restates, replaces and re-evidences all the indebtedness contained in that certain Revolving Note dated as of April 14, 2003, in the original principal amount of $9,000,000 payable by the Loan Parties to the order of the Bank and nothing contained herein shall be construed as a novation of the indebtedness evidenced thereby. This Note is a Revolving Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including, but not limited to, those under which this Note may or must be paid prior to its due date, may have the principal amount of the commitment reduced or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement. This Note is secured by the collateral described in and pursuant to the Credit Agreement and various other Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of collateral and the rights of the Agent and the Bank in respect thereof.

        In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Loan Parties further agree, subject only to any limitation imposed by applicable law and to the extent provided in the Credit Agreement, to pay all expenses, including reasonable attorneys’ fees and expenses, incurred by the Agent and the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Bank’s rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Credit Agreement or any other liability or obligation of the Loan Parties arising hereunder.

        This Note is binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Michigan without regard to conflict of laws principles.

[SIGNATURES ON NEXT PAGE]

(Signature Page to Amended and Restated Revolving Note)

        IN WITNESS WHEREOF, the Loan Parties have executed this Note as of the day and year first above written.

CLARION TECHNOLOGIES, INC. By: ——————————————
Its: ——————————————

CLARION REAL ESTATE, L.L.C. By: ——————————————
Its: ——————————————

MITO PLASTICS, INC. By: ——————————————
Its: ——————————————